EXHIBIT 99.6

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                        RECEIVABLES PURCHASE AGREEMENT


                                    between


                          AUTO LOAN FUNDING TRUST II,

                                   as Seller


                                      and


                  BEAR STEARNS ASSET BACKED FUNDING II INC.,

                                 as Purchaser


                          Dated as of October 7, 2003





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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----


1.      DEFINITIONS.........................................................1

2.      REPRESENTATIONS AND WARRANTIES OF THE SELLER........................3

3.      CONVEYANCE OF THE RECEIVABLES.......................................4

4.      SELLER COVENANTS....................................................5

5.      SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS.........................6

6.      PROTECTION OF TITLE TO THE PURCHASER................................6

7.      NOTICES.............................................................6

8.      SUCCESSORS..........................................................7

9.      COUNTERPARTS........................................................7

10.     APPLICABLE LAW......................................................7

11.     LIMITATION OF LIABILITY OF OWNER TRUSTEE............................7

EXHIBIT A.................................................................A-1

EXHIBIT B.................................................................B-1




                                      i
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        This RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of
October 7, 2003, between AUTO LOAN FUNDING TRUST II, a Delaware statutory trust (the "Seller"), and BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation (the "Purchaser").

                             PRELIMINARY STATEMENT

        Subject to the terms and conditions of this Agreement, the Seller is selling the Receivables to the Purchaser. The Seller acquired the Receivables from the Purchaser pursuant to the receivables purchase agreement dated as of September 9, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Receivables Purchase Agreement"), between the Purchaser and the Seller. The Purchaser acquired the Receivables from Capital Auto Receivables, Inc. ("CARI") pursuant to the purchase and sale agreement dated as of September 9, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Purchase and Sale Agreement"), between CARI and the Purchaser. CARI acquired the Receivables from General Motors Acceptance Corporation ("GMAC") pursuant to the sale agreement dated as of September 9, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Sale Agreement"), between GMAC and CARI. The Purchaser may sell the Receivables to Whole Auto Loan Trust 2003-1, a Delaware statutory trust. The Seller and the Purchaser each agree that following such sale, GMAC will continue to service the Receivables pursuant to the receivables servicing agreement dated as of September 9, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Receivables Servicing Agreement"), between GMAC, as receivables servicer (in such capacity, the "Receivables Servicer"), and the Purchaser and the acknowledgment and agreement dated as of September 9, 2003 (the "Acknowledgment"), executed by the Receivables Servicer.

        For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. Definitions.

        For all purposes of this Agreement, the following terms shall have the meanings set forth below:

        "Administrative Purchase Payment" means a payment equal to the Amount Financed on the related date of repurchase.

        "Amount Financed" means, with respect to a Receivable and as of any date, the Original Amount Financed, less:

        (i) payments received from or on behalf of the related Obligor prior to such date allocable to principal;

        (ii) any amount allocable to the premium for physical damage insurance covering the Financed Vehicle force-placed by the Receivables Servicer;

        (iii) any refunded portion of extended warranty protection plans costs, physical damage, credit life or disability, warranties, debt cancellation and other insurance premiums included in




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the Original Amount Financed and allocable to principal;

        (iv) any Administrative Purchase Payment or Warranty Payment to the extent allocable to principal; and

        (v) any Liquidation Proceeds previously received on or prior to the last day of the related Collection Period allocable to principal with respect to such Receivable.

        "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

        "Base Rate" of an Ohio Receivable means the rate that is applied on a daily basis to the unpaid balance of the Amount Financed.

        "Dealer" means the seller of automobiles or light trucks that originated one or more of the Receivables and assigned the respective Receivables, directly or indirectly, to GMAC under an existing agreement between such seller and GMAC or between such seller and GMAC, as applicable.

        "Deposit Account" means the account established and maintained pursuant to Section 4.1 of the Receivables Servicing Agreement.

        "Financed Vehicle" means a new or used automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under a Receivable.

        "First Step Receivables Assignment" means the document of assignment attached as Exhibit A to the Sale Agreement.

        "Lien" means any security interest, lien, charge, pledge, equity, encumbrance or adverse claim of any kind other than tax liens, mechanics' liens, and any liens that attach by operation of law.

        "Liquidating Receivable" means a Receivable as to which the Receivables Servicer (i) has reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely, or (ii) has repossessed and disposed of the Financed Vehicle.

        "Ohio Receivable" has the meaning set forth in Section 1.1 of the Sale Agreement dated as of September 9, 2003 between GMAC and General Motors Acceptance Corporation, North America.

        "Obligor" means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under a Receivable.

        "Original Amount Financed" means, with respect to a Receivable and as of the date on which such Receivable was originated, the aggregate amount advanced under the Receivable toward the purchase price of the Financed Vehicle, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of retail automobile



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instalment sale contracts or direct purchase money loans and related costs.

        "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

        "Receivable" means a retail instalment sale contract or direct purchase money loan for a Financed Vehicle and any amendments, modifications or supplements to such retail instalment sale contract or direct purchase money loan that is included in the schedule of receivables attached as Exhibit A hereto (the "Schedule of Receivables").

        "Receivable Files" means the documents specified in Section 2.1 of the Receivables Servicing Agreement.

        "Second Step Receivables Assignment" means the document of assignment attached as Exhibit A to the Purchase and Sale Agreement.

        "Simple Interest Method" means the method of allocating each monthly payment on a Simple Interest Receivable to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the outstanding Amount Financed thereon multiplied by the fixed rate of interest applicable to such Receivable multiplied by the period of time elapsed (expressed as a fraction of a calendar year) since the preceding payment of interest with respect to such Amount Financed was made.

        "Simple Interest Receivable" means any Receivable under which the portion of each monthly payment allocable to earned interest and the portion allocable to the principal is determined in accordance with the Simple Interest Method. For purposes hereof, all payments with respect to a Simple Interest Receivable shall be allocated to principal and interest in accordance with the Simple Interest Method.

        "Warranty Payment" means, with respect to a Distribution Date and to a Warranty Receivable to be repurchased, a payment equal to the Amount Financed on the related date of repurchase.

        Capitalized terms used and not otherwise defined herein (including the Preliminary Statement) shall have the meanings assigned thereto in the amended and restated trust agreement dated as of September 9, 2003 between Bear Stearns Asset Backed Funding II Inc. and Chase Manhattan Bank USA, National Association, as owner trustee (the "Trust Agreement").

        2. Representations and Warranties of the Seller.

        The Seller represents and warrants to, and agrees with, the Purchaser that:

        (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights




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generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

        (c) With respect to the Receivables, CARI has made the representations and warranties set forth in Exhibit B hereto.

        3. Conveyance of the Receivables.

        Subject to the terms and conditions of this Agreement, the Seller hereby sells, transfers and otherwise conveys to the Purchaser all of the Seller's right, title and interest in, to and under the following property whether now owned or existing or hereafter acquired or arising (collectively, the "Purchased Property"):

        (i) the Receivables listed on Exhibit A hereto and all monies received thereon, on and after September 1, 2003, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by the Receivables Servicer covering any related Financed Vehicle;

        (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto;

        (iii) any proceeds from claims on any physical damage, credit life, credit disability, warranties, debt cancellation agreements or other insurance policies covering Financed Vehicles or Obligors;

        (iv)  any proceeds from recourse against Dealers on the Receivables;

        (v)   the Receivable Files;

        (vi)  the Sale Agreement and the First Step Receivables Assignment;

        (vii) the Purchase and Sale Agreement and the Second Step Receivables Assignment, including the right of the Seller to cause the Receivables Servicer to repurchase Receivables under certain circumstances;

       (viii) any proceeds of the property described in clauses (i) and (ii) above;

        (ix) the Deposit Account to the extent it relates to the Receivables and all funds to the extent they relate to the Receivables on deposit from time to time in such account and all investments and proceeds thereof (including all income thereon); and

        (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind




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and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

        In consideration of the Purchaser's payment to the Seller of $1,000,000,365.63 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller in, to and under the Purchased Property.

        The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property and other rights and property pursuant to this Section 3 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property whether now owned or existing or hereafter acquired or arising and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to the Purchase Price, and in such event, this Agreement shall constitute a security agreement under applicable law. The Seller hereby authorizes the Purchaser or its agents to file such financing statements and continuation statements as the Purchaser may deem advisable in connection with the security interest granted by the Seller pursuant to the preceding sentence.

        4. Seller Covenants.

        The Seller shall cause the following to occur:

        (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated October 7, 2003, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

        (b) The Purchaser shall have received copies of the Receivables Purchase Agreement, the Sale Agreement, the Purchase and Sale Agreement, the Receivables Servicing Agreement and the Acknowledgment.

        (c) The Purchaser shall have received an opinion of Richards, Layton & Finger, P.A., in its capacity as counsel to the Seller, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the



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purpose of enabling them to pass upon such matters.

        (d) The Purchaser shall have received evidence satisfactory to it that, within ten days of the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Seller in the Purchased Property and the proceeds thereof to the Purchaser.

        The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

        5. Survival of Representations and Obligations.

        The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Purchased Property.

        6. Protection of Title to the Purchaser.

        (a) The Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Purchased Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller hereby authorizes the filing of such financing statements and continuation statements.

        (b) The Seller shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506(c) or ss. 9-508(b) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

        (c) The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

        7. Notices.

        All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to Bear Stearns Asset Backed Funding II Inc., c/o Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979, Attention: Brant Brooks; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Auto Loan Funding Trust II, c/o Chase Manhattan Bank USA,



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National Association, c/o JPMorgan Chase, 500 Stanton Christiana Road,
FL3/OPS4, Newark, Delaware 19713, facsimile: (302) 552-6280, Attention:
Institutional Trust Services, with a copy to Bear Stearns Investment Products Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979,
Attention: Patricia Jehle. Any such notice will take effect at the time of receipt.

        8. Successors and Assigns.

        This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

        9. Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        10. Applicable Law.

        THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        11. Limitation of Liability of Owner Trustee.

        Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as owner trustee of the Seller (the "Owner Trustee") and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Seller have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder, as to all of which recourse shall be had solely to the assets of the Seller. For all purposes of this Agreement, in the performance of any duties or obligations of the Seller hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.




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        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                            AUTO LOAN FUNDING TRUST II
                                            By Chase Manhattan Bank USA,
                                            National Association, not in its
                                            individual capacity, but solely as
                                            Owner Trustee


                                            By:  /s/ John J. Cashin
                                               _______________________________
                                               Name:  John J. Cashin
                                               Title:  Vice President



                                            BEAR STEARNS ASSET BACKED
                                            FUNDING II INC.



                                            By:  /s/ Brant Brooks
                                               ________________________________
                                               Name:  Brant Brooks
                                               Title:  Senior Vice President




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                                                                  EXHIBIT A



Information as to the Receivables as of September 1, 2003. This information may be provided in the form of a computer tape or disk.



    Loan ID     Principal Balance          Contract APR           Maturity Date
    -------     -----------------          ------------           -------------



                 (on file with Sidley Austin Brown & Wood LLP)

                                                                   EXHIBIT B

   Representations and Warranties of Capital Auto Receivables, Inc. ("CARI")
                        with respect to the Receivables



Characteristics of Receivables. Each Receivable:

        (i) is secured by a Financed Vehicle, was originated in the United States (x) by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by General Motors Acceptance Corporation ("GMAC") from such Dealer under an existing Dealer Agreement, and was validly assigned by such Dealer to GMAC in accordance with its terms, or (y) by General Motors Acceptance Corporation, North America ("GMACNA") to finance the retail sale of a Financed Vehicle in the ordinary course of GMACNA's business, was fully and properly executed by the parties thereto, was purchased by GMAC from GMACNA under the sale agreement dated as of September 9, 2003 between GMACNA and GMAC (the "GMACNA Sale Agreement"), and was validly assigned by GMACNA to GMAC in accordance with its terms,

        (ii) has created or will create a valid, binding and enforceable first priority perfected security interest in favor of CARI in the Financed Vehicle, which security interest is assignable by CARI to Bear Stearns Asset Backed Funding II Inc. ("BSABF II"),

        (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security,

        (iv)  is a Simple Interest Receivable,

        (v) provides for level monthly payments (provided that the payment in the first month and the final month of the life of the Receivable may be different from the level payment by no more than $5) that shall amortize the Original Amount Financed by maturity and shall yield interest at the Annual Percentage Rate and the Base Rate, as applicable,

        (vi) (a) that is not an Ohio Receivable has been acquired by GMAC under one of its "special incentive rate financing programs," as such term is defined by the Receivables Servicer, designed to encourage purchases of new cars and light trucks manufactured by General Motors, in effect on the date such Receivable was originated; and (b) that is an Ohio Receivable has been originated by GMACNA under one of its "special incentive rate financing programs,"

        (vii) was originated on or after November 1, 1998,

       (viii) as of August 1, 2003, was not considered past due, that is, the payments due on that Receivable in excess of $25.00 have been received within 30 days of the scheduled payment date, and such Receivable was not a Liquidating Receivable, and

        (ix) has an original term of not less than 6 and not greater than 72 months and a remaining term of not less than 6 months.

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Creation, Perfection and Priority of Security Interests. The following representations and warranties regarding creation, perfection and priority of security interests in the Purchased Property are true and correct:

        (i) While it is the intention of CARI and BSABF II that the transfer and assignment contemplated by the Purchase and Sale Agreement shall constitute sales of the Purchased Property from CARI to BSABF II, the Purchase and Sale Agreement shall create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Property in favor of BSABF II, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from CARI.

        (ii) All steps necessary to perfect CARI's security interest against each Obligor in the property securing the Purchased Property have been taken.

        (iii) Prior to the sale of the Purchased Property to BSABF II under the Purchase and Sale Agreement, the Receivables constitute "tangible chattel paper" within the meaning of the applicable UCC.

        (iv) CARI has caused or will have caused, within ten days after September 9, 2003, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Purchased Property sold to BSABF II under the Purchase and Sale Agreement.

        (v) Other than the security interest granted to BSABF II pursuant to the Purchase and Sale Agreement, CARI has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Property. CARI has not authorized the filing of, and is not aware of, any financing statements against CARI that include a description of collateral covering the Purchased Property other than the financing statements relating to the security interests granted to BSABF II under the Purchase and Sale Agreement. CARI is not aware of any judgment or tax lien filings against CARI.

        (vi) GMAC, as Receivables Servicer, has in its possession at one of its offices listed in Exhibit C to the Purchase and Sale Agreement, all original copies of the Receivables Files and other documents that constitute or evidence the Receivables and the Purchased Property. The Receivables Files and other documents that constitute or evidence the Purchased Property do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Purchaser.

        (vii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects, and no selection procedures believed to be adverse to BSABF II were utilized in selecting the Receivables from those receivables of CARI which meet the selection criteria set forth in the Purchase and Sale Agreement.

       (viii) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, and state adaptations of the National Consumer Act and of the Uniform Consumer
Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Receivables and other Purchased Property, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made.

        (ix) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

        (x) Security Interest in Financed Vehicle. Immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of CARI as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of CARI as secured party.

        (xi) Receivables In Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part.

        (xii) No Waiver. Since August 1, 2003, no provision of a Receivable has been, or will be, waived, altered or modified in any respect.

       (xiii) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

        (xiv) No Liens. To the best of CARI's knowledge: (1) there are no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable; (2) no contribution failure has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien under
Section 302 (f) of ERISA with respect to any Receivable; and (3) no tax lien has been filed and no claim related thereto is being asserted with respect to any Receivable.

        (xv) Insurance. Each Obligor (or, in the case of Ohio Receivables, GMACNA) is required to maintain a physical damage insurance policy of the type that GMAC (or, in the case of Ohio Receivables, GMACNA) requires in accordance with its customary underwriting standards for the purchase (or, in the case of GMACNA, origination) of automotive receivables.

       (xvi) Good Title. No Receivable has been sold, transferred, assigned or pledged by CARI to any Person other than BSABF II; immediately prior to the conveyance of the Receivables pursuant to the Purchase and Sale Agreement, CARI had good and marketable title thereto, free of any Lien; and, upon execution and delivery the Purchase and Sale Agreement by

CARI, BSABF II shall have all of the right, title and interest of CARI in and to the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

        (xvii) Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Receivable under the Purchase and Sale Agreement.

       (xviii) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give BSABF II a first priority perfected ownership interest in the Receivables shall have been made.

        (xix) One Original. There is only one original executed copy of each Receivable.

        (xx) No Documents or Instruments. No Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC).

        (xxi) No Amendment. No Receivable has been amended or otherwise modified such that the number of originally scheduled due dates is increased or such that the Original Amount Financed is increased.

        (xxii) No Bankruptcy. To CARI's actual knowledge, without independent investigation, as of August 1, 2003 no Obligor on any Receivable is a debtor in a bankruptcy proceeding.

       (xxiii) Accounts and Receivables Analysis. The information set forth in the Accounts and Receivables Analysis provided on Attachment A to the Purchase and Sale Agreement is true and correct in all material respects.



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